UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Real Estate Strategies Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (nexpointgroup.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 844-485-9167. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

NexPoint Real Estate Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

June 30, 2020	NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of June 30, 2020

$15.4 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 06/30/2020(1)

Real Estate Investment Trust	65.3%
Real Estate	22.6%
Agency Collateralized Mortgage Obligations	14.6%
Money Market Fund	3.7%
Collateralized Loan Obligation	2.2%

Real Estate Investments (Debt vs. Equity) as of 6/30/2020 (%)(1)

Public Debt & Preferred Stock	50.6
Public Equities	16.2
Private Debt(2)	14.9
Other Investments and Assets & Liabilities	18.3

Top 10 Holdings as of 6/30/2020(%)(1)(2)

NRESF REIT SUB LLC (Common Stock)(3)	14.9
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	12.5
Creek Pine 10.25%, (Preferred Stock)	11.9
SFR WLIF I, LLC (LLC Interest)	10.7
NREF OP IV, L.P. (LLC Interest)(3)	10.2
Creative Science Properties, Inc. (Preferred Stock)	9.8
NexPoint Residential Trust, Inc. (Common Stock)(3)	8.5
FREMF Mortgage Trust, 0.000%, 8/25/2028 (Agency Collateralized Mortgage Obligations)	7.7
NexPoint Real Estate Finance (Common Stock)(3)	7.2
FREMF Mortgage Trust, 0.000%, 11/25/2029 (Agency Collateralized Mortgage Obligations)	3.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT Sub, LLC, as the entity is intended to hold private debt. NRESF REIT Sub, LLC is an affiliated issuer.

(3)	Affiliated issuer.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2020	NexPoint Real Estate Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($)(a)	Value ($)

Preferred Stock - 24.4%

REAL ESTATE INVESTMENT TRUST - 24.4%
1,508	Creek Pine, REIT 10.25% (b)(c)(d)(f)	1,508,333	1,834,658
1,970	Jernigan Capital, Inc., REIT 7.00% (b)(c)(f)	1,865,600	1,920,698

	Total Preferred Stock (Cost $3,373,933)		3,755,356

Common Stock - 40.9%

REAL ESTATE INVESTMENT TRUST - 40.9%
100,000	IQHQ, Inc. (b)(c)(d)(m)	1,500,000	1,500,000
81	Jernigan Capital, Inc. , REIT	1,509	1,108
65,700	NexPoint Real Estate Finance (e)	1,240,843	1,100,475
36,822	NexPoint Residential Trust, Inc. , REIT (e)	900,496	1,301,657
129,718,571	NRESF REIT SUB LLC (b)(e)(f)	2,088,673	2,283,047
55,029	United Development Funding IV , REIT (d)	121,287	90,798

	Total Common Stock (Cost $5,852,808)		6,277,085

LLC Interest - 22.3%

REAL ESTATE - 22.3%
12,342	NREF OP I, L.P. , REIT (e)	246,839	206,727
93,871	NREF OP IV, L.P. , REIT (e)	1,877,417	1,572,337
2,000,000	SFR WLIF I, LLC (b)(f)	2,000,000	1,650,980

			3,430,044

	Total LLC Interest (Cost $4,124,256)		3,430,044

Agency Collateralized Mortgage Obligations - 14.6%
336,832	FHLMC Multifamily Structured Pass-Through Certificates, Series K097, Class X3 2.09%, 9/25/2046 (g)(h)	46,370	49,266
2,473,426	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (d)(h)(i)(j)	1,094,802	1,178,340
1,328,854	Series 2019-K99, Class D 0.00%, 11/25/2029 (h)(i)(j)	593,179	557,853
936,644	Series 2019-K97, Class D 0.00%, 1/25/2030 (d)(h)(i)(j)	416,599	350,567
10,174,246	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (g)(j)	73,870	81,597

Shares		Amortized Cost ($)(a)	Value ($)

Agency Collateralized Mortgage Obligations (continued)
2,310,371	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (g)(j)	16,340	18,113

	Total Agency Collateralized Mortgage Obligations (Cost $2,241,160)		2,235,736

Asset-Backed Securities - 2.2%
200,000	Ashford Hospitality Trust, Series 2018-KEYS, Class E VAR ICE LIBOR USD 1 Month+4.150%, 4.33%, 6/15/2035 (d)(j)	138,318	148,713
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (j)(l)	184,761	99,639
250,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (j) (l)	200,050	86,075

	Total Asset-Backed Securities (Cost $523,129)		334,427

Contracts

Purchased Call Options (n) - 0.3%
	Total Purchased Call Options (Cost $41,840)		43,050

Cash Equivalents - 3.7%

MONEY MARKET FUND - 3.7%
574,336	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100% (k)	574,336	574,336

	Total Cash Equivalents (Cost $574,336)		574,336

Total Investments - 108.4%			16,650,034

(Cost $16,731,462)
Other Assets & Liabilities, Net - (8.4)%			(1,290,900)

Net Assets - 100.0%			15,359,134

See accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2020	NexPoint Real Estate Strategies Fund

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)

Securities with a total aggregate value of $9,289,022 or 60.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)	Perpetual security with no stated maturity date.
(d)	Non-income producing security.
(e)	Affiliated issuer. Assets with a total aggregate market value of $6,464,243, or 42.1% of net assets, were affiliated with the Fund as of June 30, 2020.
(f)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $7,689,383, or 50.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Investment Portfolio.

(g)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	As of June 30, 2020, investments with a total aggregate value of $2,136,026 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $2,520,897 or 16.4% of net assets.

(k)	Rate shown is 7 day effective yield.
(l)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2020. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 0.162% and 3 months equal to 0.302%.

(m)	There is currently no rate available.

LLC —	Limited Liability Company
REIT —	Real Estate Investment Trust
USD —	U.S. Dollar

(n)	Purchased options contracts outstanding as of December 31, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
Uniti Group, Inc.	$30.00	Jefferies	November 2020	45	$135,000	$26,058	$28,800
Uniti Group, Inc.	30.00	Jefferies	December 2020	25	$75,000	15,782	14,250

						$41,840	$43,050

Reverse Repurchase Agreements outstanding as of June 30, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate%	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	3.10	5/1/2020	$(237,229)	$(350,567)	$(230,000)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10	5/1/2020	$(679,713)	(1,178,340)	(659,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K99, Class D, 0.00%, 11/25/2029	3.10	5/1/2020	$(33,831)	(557,853)	(328,000)
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K97, Class X3, 9/25/2046	1.60	6/15/2020	$(31,041)	(49,266)	(31,000)

Total Reverse Repurchase Agreements					$(2,136,026)	$(1,248,000)

4	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Assets
Investments, at value	9,611,455
Affiliated investments, at value (Note 11)	6,464,243

Total Investments, at value	16,075,698
Cash and cash equivalents	574,336
Receivable for:
Dividends and Interest	70,765
Fund shares sold	44,367
Receivable from Investment Advisor	7,269
Prepaid expenses and other assets	16,924

Total assets	16,789,359

Liabilities:
Reverse repurchase agreements (Note 3)	1,248,000
Payable for:
Transfer agent fees	39,547
Investments purchased	30,000
Audit fees	18,389
Fund shares redeemed	13,628
Custody fees	12,465
Accrued expenses and other liabilities	68,196

Total liabilities	1,430,225

Net Assets	15,359,134

Net Assets Consist of:
Paid-in capital	20,116,173
Total distributable loss	(4,757,039)

Net Assets	15,359,134

Investments, at cost	9,903,324
Affiliated investments, at cost	6,253,802
Cash equivalents, at cost	574,336

Class A:
Net assets	1,302,303
Shares outstanding (unlimited shares authorized)	83,880
Net asset value per share(a)(b)	15.53
Maximum offering price per share(c)	16.48

Class C:
Net assets	1,043,805
Shares outstanding (unlimited shares authorized)	66,529
Net asset value and offering price per share(a)	15.69

Class Z:
Net assets	13,013,026
Shares outstanding (unlimited shares authorized)	830,359
Net asset value, offering and redemption price per share	15.67

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	5

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2020 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	270,422
Securities lending income (Note 13)	15
Interest from unaffiliated issuers	171,846

Total income	442,283

Expenses:
Investment advisory (Note 7)	116,547
Transfer agent fees	48,581
Interest expense and commitment fees (Note 5)	42,325
Reports to shareholders	21,659
Registration fees	19,700
Administration fees (Note 7)	15,665
Legal fees	10,607
Distribution and shareholder service fees: (Note7)
Class A	1,606
Class C	4,993
Pricing fees	2,064
Trustees fees (Note 7)	2,051
Insurance	455
Custodian/wire agent fees	173

Total operating expenses before waiver and reimbursement (Note 7)	286,426

Less: Expenses waived or borne by the adviser and administrator	(121,897)

Net operating expenses	164,529

Net investment income	277,754

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(3,470,661)
Written options contracts (Note 3)	(74,374)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	(490,763)
Investments in affiliated issuers (Note 11)	(859,558)

Net realized and unrealized gain (loss) on investments	(4,895,356)

Total decrease in net assets resulting from operations	(4,617,602)

6	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2020 (unaudited) ($)	Year Ended December 31, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	277,754	810,015
Net realized (loss) on investments	(3,545,035)	(697,086)
Net change in unrealized appreciation (depreciation) on investments	(1,350,321)	2,172,370

Net increase (decrease) from operations	(4,617,602)	2,285,299

Total distributions to shareholders:
Class A	(56,322)	(51,016)
Class C	(40,666)	(28,030)
Class Z	(635,081)	(725,715)

Total distributions	(732,069)	(804,761)

Return of capital:
Class A	—	(25,070)
Class C	—	(13,775)
Class Z	—	(356,579)

Total return of capital	—	(395,424)

Increase (Decrease) in net assets from operations and distributions	(5,349,671)	1,085,114

Share transactions:
Proceeds from sale of shares
Class A	196,408	1,095,705
Class C	456,118	318,139
Class Z	1,464,255	4,641,418
Value of distributions reinvested
Class A	24,023	35,099
Class C	16,617	13,579
Class Z	180,072	440,961
Cost of shares redeemed
Class A	(120,510)	(28,201)
Class C	(27,828)	—
Class Z	(1,743,683)	(1,395,302)

Net increase from shares transactions	445,472	5,121,398

Total increase (decrease) in net assets	(4,904,199)	6,206,512

Net Assets
Beginning of period	20,263,333	14,056,821

End of period	15,359,134	20,263,333

See accompanying Notes to Financial Statements.	7

STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2020 (unaudited) ($)	Year Ended December 31, 2019 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares Sold	13,333	53,865
Issued for distribution reinvested	1,527	1,713
Shares Redeemed	(6,938)	(1,413)

Net Increase in fund shares	7,922	54,165

Class C:
Shares Sold	24,606	15,490
Issued for distribution reinvested	1,065	658
Shares Redeemed	(2,029)	—

Net Increase in fund shares	23,642	16,148

Class Z:
Shares Sold	74,431	227,827
Issued for distribution reinvested	11,249	20,774
Shares Redeemed	(123,083)	(68,992)

Net Increase (Decrease) in fund shares	(37,403)	179,609

8	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2020 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Cash Flows Used in Operating Activities:
Net decrease in net assets resulting from operations	(4,617,602)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(5,465,571)
Purchases of investment securities from affiliated issuers	(1,421,053)
Proceeds from the disposition of investment securities from unaffiliated issues	11,836,645
Proceeds from the purchase of options contracts	(74,374)
Net realized gain on Investments from unaffiliated issuers	3,316,352
Net realized gain on options contracts	74,374
Net change in unrealized appreciation (depreciation) on investments	1,350,321
Net accretion of discount	14,479
Increase in dividends and interest receivable	93,172
Decrease in payable for repurchase agreement interest	(13,190)
Decrease in due to broker	(7,269)
Decrease in due to custodian	(7,882)
Increase in prepaid expenses and other assets	1,865
Decrease in payable for investments purchased	(12,000)
Decrease in payable for investment advisory fees	(18,116)
Increase in payable to transfer agent fees	7,830
Decrease in payable for reverse repurchase agreements	(1,376,000)
Decrease in payable for commitment fees	(10,831)
Increase in accrued expenses and other liabilities	18,406

Net cash flow provided by operating activities	3,689,556

Cash Flows Used in Financing Activities:
Decrease in leverage facility payable	(3,835,135)
Distributions paid in cash	(511,357)
Payments of shares redeemed	(1,878,393)
Proceeds from shares sold	2,086,800

Net cash flow used in financing activities	(4,138,085)

Net decrease in Cash	(448,529)

Cash and Foreign Currency/Due to Custodian:
Beginning of period	1,022,865

End of period	574,336

Supplemental disclosure of cash flow information:
Reinvestment of distributions	220,712
Cash paid during the period for interest expense and commitment fees	53,156

See accompanying Notes to Financial Statements.	9

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended December 31,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net Asset Value, Beginning of Period	$20.36	$18.99	$20.65	$20.62	$20.00

Income from Investment Operations:

Net investment income(b)	0.26	0.94	0.95	1.44	0.14

Net realized and unrealized gain (loss)	(4.38)	1.83	(1.33)	0.19	0.68

Total from Investment Operations	(4.12)	2.77	(0.38)	1.63	0.82

Less Distributions Declared to shareholders:

From net investment income	(0.71)	(0.91)	(1.28)	(1.39)	(0.20)

From net realized gains	—	(0.49)	—	(0.21)	—

Total distributions declared to shareholders	(0.71)	(1.40)	(1.28)	(1.60)	(0.20)

Net Asset Value, End of period(c)	$15.53	$20.36	$18.99	$20.65	$20.62

Total Return(c)(d)	(20.73)%	14.59%	(2.42)%	8.18%	4.12%

Ratios to Average Net Assets / Supplemental Data:(f)

Net Assets, End of Period (000’s)	$1,302	$1,546	$414	$126	$1

Gross operating expenses(g)	3.55%	4.33%	4.20%	4.75%	10.78%

Net investment loss	3.18%	4.56%	4.82%	6.44%	1.56%

Portfolio turnover rate	33%	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0657	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not Annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.10%	2.50%	2.38%	2.01%	2.08	%(f)

Interest expense and commitment fees	0.50%	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	—%	0.08%	0.01%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net Asset Value, Beginning of Period	$20.53	$19.10	$20.72	$20.58	$20.00

Income from Investment Operations:

Net investment income(b)	0.19	0.79	0.83	1.12	0.04

Net realized and unrealized gain (loss)	(4.38)	1.89	(1.30)	0.46	0.71

Total from Investment Operations	(4.19)	2.68	(0.47)	1.58	0.75

Less Distributions Declared to shareholders:

From net investment income	(0.65)	(0.83)	(1.15)	(1.23)	(0.17)

From net realized gains	—	(0.42)	—	(0.21)	—

Total distributions declared to shareholders	(0.65)	(1.25)	(1.15)	(1.44)	(0.17)

Net Asset Value, End of period(c)	$15.69	$20.53	$19.10	$20.72	$20.58

Total Return(c)(d)	(20.85)%	13.97%	(2.09)%	7.94%	3.78%

Ratios to Average Net Assets / Supplemental Data:(f)

Net Assets, End of Period (000’s)	$1,044	$880	$511	$1	$1

Gross operating expenses(g)	4.30%	5.08%	4.93%	5.05%	11.53%

Net investment loss	2.33%	3.81%	4.08%	5.39%	0.45%

Portfolio turnover rate	33%	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0657	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not Annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.84%	3.28%	3.12%	2.87%	2.83	%(f)

Interest expense and commitment fees	0.50%	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	—%	0.08%	0.13%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net Asset Value, Beginning of Period	$20.55	$19.08	$20.73	$20.57	$19.95

Income from Investment Operations:

Net investment income(b)	0.28	0.99	1.04	1.33	0.24

Net realized and unrealized gain (loss)	(4.43)	1.93	(1.36)	0.48	0.59

Total from Investment Operations	(4.15)	2.92	(0.32)	1.81	0.83

Less Distributions Declared to shareholders:

From net investment income	(0.73)	(0.97)	(1.33)	(1.44)	(0.21)

From net realized gains	—	(0.48)	—	(0.21)	—

Total distributions declared to shareholders	(0.73)	(1.45)	(1.33)	(1.65)	(0.21)

Net Asset Value, End of period(c)	$15.67	$20.55	$19.08	$20.73	$20.57

Total Return(c)(d)	(20.68)%	15.40%	(2.17)%	9.12%	4.17%

Ratios to Average Net Assets / Supplemental Data:(f)

Net Assets, End of Period (000’s)	$13,013	$17,837	$13,132	$8,011	$7,279

Gross operating expenses(g)	3.27%	4.09%	3.94%	4.60%	11.26%

Net investment loss	3.32%	4.80%	5.08%	4.60%	2.45%

Portfolio turnover rate	33%	39%	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0657	$0.0222	$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 1, 2016.
(b)	Net investment income per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2020 (unaudited)	For the Years Ended June 30,			For the Period Ended December 31, 2016(a)
		2019	2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.85%	2.30%	2.13%	1.87%	1.83	%(f)

Interest expense and commitment fees	0.50%	0.76%	0.22%	—%	—%

Dividends and fees on securities sold short	—%	—%	0.08%	—%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

12	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2020	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the period ended June 30, 2020. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Fund’s investments consisted of REITs and other real estate investments, senior loans, corporate bonds and notes, common stocks, preferred stocks, mortgage-backed securities and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of June 30, 2020 is as follows:

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Nexpoint Real Estate Strategies Fund
Assets
Preferred Stock
Real Estate Investment Trust	$3,755,356	$—	$—	$3,755,356
Common Stock
Real Estate Investment Trust	6,277,085	2,494,038	—	3,783,047
LLC Interest	3,430,044	—	1,779,064	1,650,980
Agency Collateralized Mortgage Obligations	2,235,736	—	2,235,736	—
Asset-Backed Securities	334,427	—	234,788	99,639
Purchased Call Options	43,050	43,050	—	—
Cash Equivalents	574,336	574,336	—	—

Total Assets	16,650,034	3,111,424	4,249,588	9,289,022

Liabilities
Reverse Repurchase Agreement	(1,248,000)	—	(1,248,000)	—

Total Liabilities	(1,248,000)	—	(1,248,000)	—

Total	$15,402,034	$3,111,424	$3,001,588	$9,289,022

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2020.

	Balance as of 12/31/19	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of 6/30/20
Nexpoint Real Estate Strategies
Preferred Stock	$3,725,959	$—	$—	$—	$(12,734)	$32,201	$809,930	$(800,000)	$3,755,356
LLC Interest	1,970,640	—	—	—	—	(319,660)	—	—	1,650,980
Common Stock	4,967,804	750,000	—	—	—	(3,861,090)	1,926,333	—	3,783,047
Asset-Backed Securities	—	99,639	—	—	—	—	—	—	99,639

Total	$10,664,403	$849,639	$—	$—	$(12,734)	$(4,148,549)	$2,736,263	$(800,000)	$9,289,022

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2020, there were no transfers in or out of Level 3.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$3,755,356	Discounted Cash Flow	Discount Rate	11.0% - 13.0%
LLC Interest	1,650,980	Net Asset Value	N/A	N/A
Common Stock	3,783,047	Transaction Indication of Value	Transaction Price per Share	$15.00 - $31.24
Asset-Backed Security	99,639	Third Party Indication of Value	Broker Quote	39.86

Total	$9,289,022

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock, senior loans and common stocks are described above. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax.

Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. The Fund did not have any securities sold short as of June 30, 2020.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2020:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Equity Price Risk	$43,050	$—

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(74,374	)(1)	$73,084	(2)

(1)	Statement of Operations location: Realized gain (loss) on options contracts.
(2)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.

The average monthly volume of derivative activity for the periods in which the Fund had outstanding activity is as follows:

Units/ Contracts
Purchased Options Contracts	19

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to), losses deferred due to wash sale transactions, paydowns, and return of capital distributions from real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

For the year ended December 31, 2019, permanent differences chiefly resulting from paydowns and return of capital distributions, and distribution redesignations were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(9,260)	$9,260

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

For the year ended December 31, 2019, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Tax Appreciation/ (Depreciation)
$ —	$—	$676,251	$1,268,883

For the year ended December 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

2019
No expiration Short Term	$225,856
No expiration Long Term	450,395
Total	676,251

The tax character of distributions paid during the year ended December 31, 2019 (unless otherwise indicated) is as follows:

Distributions Paid From:	2019	2018
Ordinary Income(1)	$804,761	$746,076
Realized Gains	—	43,529
Return of Capital	395,424	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets.

Unrealized appreciation and depreciation at June 30, 2020, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$1,028,232	$(1,109,660)	$(81,428)	$16,157,126

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales.

Note 5. Credit Facility Agreement and Reverse Repurchase Agreement

On September 20, 2018, the Fund entered into a credit facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.60% to 1 month LIBOR + 1.30%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At June 30, 2020, current debt outstanding and fair value of collateral were $3,835,135 and $9,697,757, respectively. The Fund’s average daily balance was $3,374,310 at a weighted average interest rate of 3.15% for the days outstanding. The Fund’s maximum borrowings were $4,855,563 during 2020.

On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2020, the Fund had investments in reverse repurchase agreements with a gross value of $2,624,000, which is reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at June 30, 2020. The collateral pledged for the reverse repurchase agreements, with maturities ranging from 30 to 90 days, include Agency Collateralized Mortgage Obligations.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
12/31/2019	$6,459,135	413.72%
12/31/2018	3,354,013	519.10%
12/31/2017	—	N/A
12/31/2016	—	N/A

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Daily Gross Assets. The Fund’s “Daily Gross Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily

Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. Any such recoupment by the Investment Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement or at the date of the recoupment. The Expense Limitation Agreement will remain in effect until at least May 1, 2020 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On June 30, 2020, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,
2020	2021	2022
$61,880	$214,266	$224,966

During the period ended June 30, 2020, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex overseen by such Trustee based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Due to Adviser

The balance shown as “Investment advisory fees” on the Statement of Assets and Liabilities represents amounts owed to the Investment Adviser for advisory fees and Fund expenses paid by the Investment Adviser.

Approximately $88,000 of offering costs that were included in the ‘Due to Investment Adviser’ payable in previous years expired during the period ended June 30, 2020. This amount is included in the ‘Expenses waived or borne by the Adviser’ balance on the Statement of Operations and is no longer subject to recoupment.

In December 2019 the Fund discovered the NAV of the Fund had been overstated by excess interest income that was incorrectly included in the NAV for the period from June 3, 2019 to December 9, 2019. After extensive analysis to determine how to correct the issue, the Fund distributed approximately 4,400 additional shares to shareholders who purchased and reinvested shares during the period, and distributed approximately $1,600 in cash to shareholders who received income distributions in cash. The overstatement also resulted in approximately $23,000 in excess redemption proceeds paid by the Fund during the period, and on December 27, 2019 the Fund received $30,000 from the Investment Adviser for reimbursement of the excess proceeds and other amounts owed to the Fund pursuant to the Expense Limitation Agreement.

The additional shares distributed are included in the shares sold and issued for distribution reinvested amounts on the Statement of Changes in Net Assets, the cash distributed is included in the total distributions to shareholders amounts on the Statement of Changes in Net Assets, and the reimbursement from the Investment Advisor is included in the payable for investment advisory and administration fees amount on the Statement of Assets and Liabilities.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 24, 2020, until expiration on March 23, 2020 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 72,391 shares of the Fund were tendered for repurchase at an average price of $13.50/share, constituting approximately 6.75% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 22, 2020, until expiration on June 22, 2020 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 51,429 shares of the Fund were tendered for repurchase at an average price of $15.82/share, constituting approximately 5.00% of the Fund’s outstanding shares.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

The Fund’s leverage facility utilizes LIBOR as the reference rate for interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Trust, (ii) the cost of temporary borrowing for the Trust, or (iii) the effectiveness of related Trust transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the Fund pursuant to the leverage facility. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT Risk

Real estate investments trusts (“REITs”) may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2020, were as follows:

Other Securities
Purchases	Sales
$6,763,772	$11,522,222

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control.The table below shows affiliated issuers of the Fund for the period ended June 30, 2020:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales(1)	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2020	Shares at June 30, 2020	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT Sub, LLC (Common Stocks)	129,380,501	$4,217,804	$8,350	$(1,934,683)	$—	$(8,424)	$2,283,047	129,718,571	$—
Other Affiliates
NexPoint Residental Trust, Inc., REIT (Common Stocks)	36,822	1,656,990	—	10,241	—	(365,574)	1,301,657	36,822	—
NexPoint Real Estate Finance (Common Stocks)	—	—	1,240,843	—	—	(140,368)	1,100,475	65,700	—
NREF OP I, L.P., REIT (LLC Interest)	—	—	246,839	—	—	(40,112)	206,727	12,342	—
NREF OP IV, L.P., REIT (LLC Interest)	—	—	1,877,417	—	—	(305,080)	1,572,337	93,871	—

Total	129,417,323	$5,874,794	$3,373,449	$(1,924,442)	$—	$(859,558)	$6,464,243	129,927,306	$—

(1)	All or a portion of the proceeds from sales are return of capital.

Our Adviser, NexPoint Advisors, has been historically affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and our Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

NexPoint Advisors is not a party to HCMLP’s bankruptcy filing. NexPoint Advisors is a party to a shared services arrangement with HCMLP. Under this arrangement our Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. We do not expect HCMLP’s bankruptcy filings to impact its provision of services to NexPoint Advisors at this time.

Note 12. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain affiliates of the Investment Adviser at June 30, 2020 were:

Number	% of Fund Held
8	80.75%

Investment activities of these shareholders could have a material impact on the Fund and remaining shareholders.

Note 13. Securities Lending

The Fund can seek additional income by making secured loans of its portfolio securities through its custodian, Bank of New York Mellon (“BNY”). Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income. The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2020	NexPoint Real Estate Strategies Fund

rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 14. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities purchased at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. These amendments have been adopted in the current year with no impact on the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair

Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. These amendments have been adopted in the current year with no impact on the financial statements.

Note 15. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2020, NRESF REIT Sub, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of this unconsolidated subsidiary is presented below:

NRESF REIT Sub, LLC June 30, 2020
Balance Sheet:
Current Assets	$6,385
Noncurrent Assets	2,296,870

Total Assets	2,303,255

Current Liabilities	2,306
Noncurrent Liabilities	—

Total Liabilities	2,306

Preferred Stock ($0.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	1
Additional paid-in capital	118,749
Accumulated earnings less dividends	393,895
Invested equity	1,788,304
Non-controlling interest (in consolidated investments)	—

Total Equity	$2,300,949

NRESF REIT Sub, LLC For the period ended June 30, 2020
Summary of Operations:
Net Sales	$283,388
Gross Profit	274,875
Net Income	134,820
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	—

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2020	NexPoint Real Estate Strategies Fund

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes except as noted below.

On August 3, 2020, Jernigan Capital, Inc. (“JCAP”), an owner of self-storage facilities and a leading capital partner for self-

storage entrepreneurs nationwide, announced that it had entered into a definitive merger agreement with an affiliate of the Fund, pursuant to which JCAP will be acquired by the Fund, certain of its affiliates and certain third parties in an all-cash transaction valued at approximately $900 million, including debt and preferred stock to be assumed or refinanced.

26	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2020	NexPoint Real Estate Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Semi-Annual Report	27

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

28	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-844-485-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.NexPointAdvisors.com.

As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

Semi-Annual Report	29

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund	Semi-Annual Report, June 30, 2020

www.NexPointGroup.com	NRES-SAR-0620

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Real Estate Strategies Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 10, 2020

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Date: September 10, 2020